
                                                                                                                Exhibit 99.1

Case Name: Interstate Bakeries
Corporation & All                                                                                  Case No:  04-45814-jwv-11
Subsidiaries

                                        Consolidated Monthly Operating Report Summary
                                      For The Four Weeks Ended and as of April 29, 2006
                                      -------------------------------------------------

REVENUE
-------
Gross Income                                                                                               $    225,659,272
Less Cost of Goods Sold                                                                                         110,564,895
                Ingredients, Packaging & Outside Purchasing                 $    56,000,847
                Direct & Indirect Labor                                          42,923,470
                Overhead & Production Administration                             11,640,578
Gross Profit                                                                                                    115,094,377
                                                                                                           ----------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                  -
Selling & Delivery Employee Salaries                                             54,046,250
Advertising and Marketing                                                         3,901,354
Insurance (Property, Casualty, & Medical)                                        11,743,545
Payroll Taxes                                                                     4,539,698
Lease and Rent                                                                    3,593,172
Telephone and Utilities                                                           1,426,596
Corporate Expense (Including Salaries)                                            6,300,100
Other Expenses                                                                   29,540,791  (i)
Total Operating Expenses                                                                                        115,091,506
                                                                                                           ----------------
                EBITDA                                                                                                2,871
Restructuring & Reorganization Charges                                           (1,925,179) (ii)
Depreciation and Amortization                                                     5,703,640
Other (Income)/Expense                                                               (1,884)
Gain/Loss Sale of Prop                                                                  -
Interest Expense                                                                  4,059,149
Operating Income (Loss)
                                                                                                                 (7,832,855)
Income Tax Expense (Benefit)                                                       (318,084)
                                                                                                           -----------------
Net Income (Loss)                                                                                          $     (7,514,771)
                                                                                                           =================

CURRENT ASSETS
--------------
                Accounts Receivable at end of period                                                       $    145,016,470
                Increase (Decrease) in Accounts Receivable for period                                            (3,539,409)
                Inventory at end of period                                                                       63,727,879
                Increase (Decrease) in Inventory for period                                                       1,697,472
                Cash at end of period                                                                            93,944,637  (iii)
                Increase (Decrease) in Cash for period                                                           (2,071,939) (iii)
                Restricted Cash                                                                                  83,864,426  (iv)
                Increase (Decrease) in Restricted Cash for period                                                 7,186,490

LIABILITIES
-----------
                Increase (Decrease) Liabilities Not Subject to Compromise                                         2,335,941
                Increase (Decrease) Liabilities  Subject to Compromise                                               51,693
                Taxes payable:
                     Federal Payroll Taxes                                  $    10,048,672
                     State/Local Payroll Taxes                                    2,124,792
                     State Sales Taxes                                              771,413
                     Real Estate and
                         Personal Property Taxes                                 15,731,359
                     Other (see attached supplemental schedule)                   7,299,935
                     Total Taxes Payable                                                                         35,976,171

See attached supplemental schedule for footnoted information.


IBC
Other Taxes Payable - Supplemental Schedule for period ended
April 29, 2006


                            Description                                    Amount
                            -----------                                    ------

                Use Tax                                                $       1,768,251
                Accr. Franchise Tax                                            2,267,242
                Other Taxes                                                    3,264,442
                                                                       -----------------
                Total Other Taxes Payable                              $       7,299,935
                                                                       =================

                                                                           12th Period        Fiscal Year-to-Date
                                                                           -----------        -------------------
(i)   Other Expenses included the following items:
                Employee benefit costs                                        13,220,518              160,992,140
                Facility costs (excluding lease expense)                       1,006,658                7,513,558
                Distribution/transportation costs                             11,393,037              132,776,622
                Local promotional costs                                        1,024,255                7,935,433
                Miscellaneous                                                  2,896,323               54,372,153
                                                                       -----------------     ---------------------
                                                                       $      29,540,791     $        363,589,906
                                                                       =================     =====================

(ii)  Restructuring and reorganization expenses for the period included:
                Restructuring expenses
                   (Gain)/loss on sale of assets                              (5,307,552)             (56,712,857)
                   Asset impairments                                                   0               16,230,989
                   Other                                                         397,326               16,285,785
                Reorganization expenses
                   Professional fees                                           2,824,035               31,145,619
                   Interest income                                              (119,904)              (3,580,265)
                   Adjustments to lease rejection expense                              0                1,292,963
                   KERP & restructuring bonus plans                              280,916                6,105,949
                   (Gain)/loss on sale of assets                                       0                 (594,987)
                                                                       ------------------    ---------------------
                                                                       $      (1,925,179)    $         10,173,196
                                                                       ==================    =====================


(iii)  As first disclosed in the company's monthly operating report for the period ended March 4, 2006, we have reclassified in accordance with GAAP our negative book cash balances for certain of the banks at which we maintain accounts. Accordingly, the ending cash balance of $93.9 million at April 29, 2006 does not reflect
       $32.7 million of issued and outstanding checks classified in accounts payable. Had we not implemented this accounting reclassification, our reported cash balance would have been $61.2 million.

(iv)   Restricted cash represents cash held as collateral pursuant to IBC's debtor-in-possession financing agreement.


Note: Capital expenditures for the period totalled approximately $1.9 million. Fiscal year-to-date capital spending through April 29, 2006 totalled $28.2 million. These expenditure levels are significantly lower than historic capital spending levels prior to the commencement of the pending bankruptcy reorganization proceedings.


            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                     CONSOLIDATED MONTHLY OPERATING REPORT
                           DATED AS OF APRIL 29, 2006


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended April 29, 2006 and balances of and period changes in certain of the Company's accounts as of April 29, 2006, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 and 2005 Annual Reports on Form 10-K and the fiscal 2005 and 2006 Quarterly Reports on Form 10-Q with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain quarter and year end adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly filing period. In addition, items included in these results for the period ended April 29, 2006 may relate to different periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 Annual Reports on Form 10-K and its fiscal 2005 and 2006 Quarterly Reports on Form 10-Q.

      Due to the timing impact of the foregoing, results for both prior periods and this period as presented in the MORs are not necessarily indicative of the actual results for such periods that would have been reported if all such matters were allocated to all periods in the appropriate quarter. Accordingly, each period reported in the MORs should not be viewed on a stand-alone basis, but rather in the context of previously reported periods as well.

      The table below summarizes selected financial results as reported on the Monthly Operating Reports for the 4 week and fiscal year-to-date periods ended April 29, 2006.


                                                                              Fiscal
                                                 4 Weeks Ended            Year - to - Date
                                                 April 29, 2006            April 29, 2006
                                              --------------------------------------------

            Gross Income                          $225,659,272             $2,772,873,629
            Less: Cost of Goods Sold               110,564,895              1,355,975,934
                                              --------------------------------------------
            Gross Profit                           115,094,377              1,416,897,695
            Less: Operating Expenses               115,091,506              1,437,015,537
                                              --------------------------------------------
            EBITDA                                       2,871                (20,117,842)

            Restructuring and
              Reorganization Charges                (1,925,179)                11,107,212
            Depreciation and Amortization            5,703,640                 72,023,901
            Other (Income)/Expense                      (1,884)                (2,540,104)
            Gain on Sale of Property                         0                   (900,986)
            Interest Expense                         4,059,149                 46,530,665
                                              --------------------------------------------
            Operating Loss                          (7,832,855)              (146,338,530)
            Income Tax Expense (Benefit)              (318,084)                (4,039,816)
                                              --------------------------------------------
            Net Loss                                (7,514,771)             $(142,298,714)
                                              ============================================



3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

       a. The Company has not completed the process of reconciling and identifying its pre- and post-petition liabilities and those liabilities that will be subject to compromise. As such, liabilities classified as subject to compromise may change materially in future reports.

       b. This MOR may not reflect all non-cash asset valuation charges that could be identified due to financial circumstances leading to our bankruptcy filing on September 22, 2004 and our restructuring activities undertaken during fiscal 2005 and 2006. We have not yet completed our normal third quarter annual review of intangible assets. We may be required to reflect additional impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets.

       c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

       d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

       e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such changes/adjustments. In addition, the MOR does not reflect certain quarterly and year end adjustments as explained above.

4. The Company has not yet completed the preparation of its fiscal 2004 or fiscal 2005 financial statements and further work on these financials could impact fiscal 2006 results as presented.

5. The following items are included in liabilities subject to compromise at period end:

                                                                 (In thousands)
       Trade accounts payable                                        $137,290
       Deferred compensation plan liabilities                           3,351
       Supplemental executive retirement plan (SERP) liabilities        9,918
       Legal reserves                                                  12,276
       Domestic and income taxes payable                               19,478
       General liability claims not collateralized                      2,600
       Convertible bonds and accrued interest                         100,667
       Settlement of capital lease transaction                          6,125
       Pre-petition outstanding checks                                  1,131
       Operating lease rejections                                       3,238
       Other                                                            6,108
                                                                   -----------
                                                                     $302,182
                                                                   ===========

       We are currently researching the potential classification of certain liabilities as "liabilities subject to compromise". These liabilities include, but are not limited to: a) certain deferred compensation/long-term disability accruals; b) SERP plan accruals; c) general liability self-insurance reserves; d) restructuring reserves; e) reserves for legal matters; f) environmental reserves; g) domestic tax liabilities; h) capital lease liabilities; i) long-term debt and convertible bonds and related interest accruals and debt fees; j) restricted stock liabilities; k) income taxes payable, and l) liabilities related to the reconciliation of bankruptcy claims. Such items may be reflected differently in future financial statements based upon this research.

6. As of April 29, 2006 the Company had not borrowed under its $200 million debtor-in-possession credit facility, which is subject to a borrowing base formula based on its level of eligible accounts receivable, inventory, certain real property and reserves. The credit facility was utilized to support the issuance of letters of credit primarily in support of the Company's insurance programs. There were $88.2 million of letters of credit outstanding as of April 29, 2006, which were partially collateralized by $83.9 million of restricted cash as shown on the MOR. The amount of the credit facility available for borrowing was $86.3 million as of April 29, 2006. In addition to the borrowing base formula, each borrowing under the debtor-in-possession credit facility is subject to its terms and conditions, including the absence of an event of default thereunder.